(ICON)
Nicholas-
Applegate
Growth
Equity
Fund

ANNUAL
REPORT
Dec. 31, 1996
(LOGO)

Nicholas-Applegate Growth Equity Fund

Performance At A Glance.
Larger company stocks were among the best performers in 1996, especially in the second half of the year as nervous investors preferred stocks with greater liquidity. Although large-company stocks outperformed small-company and mid-sized company stocks, their gains were characterized by a narrow advance, meaning that just a few of the large stocks contributed disproportionately to the advance of the entire market. And although mid-sized company stocks did not perform as well as the larger ones, these stocks, as a class, retained attractive fundamental strengths, including significant earnings growth potential, especially relative to the S&P 500. In fact, from a historical perspective, fundamentals for mid-size companies' stocks were at their most compelling valuation levels since the early 1990s.

Cumulative Total Returns1                                 As of 12/31/96
                              One           Five            Since
                              Year          Years         Inception2
                Class A        16.5%          81.1%          221.6%
                Class B        15.5           73.5           120.0
                Class C        15.5           N/A             49.6
Lipper Growth Fund Avg3        19.2           87.1           210.3

Average Annual Total Returns1                             As of 12/31/96
                              One           Five            Since
                              Year          Years         Inception2

                Class A        10.6%          11.5%          12.2%
                Class B        10.5           11.5           15.1
                Class C        14.5           N/A            18.1

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% over six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 4/23/87 for Class A; 6/10/91 for Class B; and 8/1/94 for Class C.

3The Lipper Growth Fund Average includes 669 funds for one year; 255 funds for five years; and 157 funds since inception of Class A shares on 4/23/87.

       How Investments Compared.
         (As of 12/31/96)
               (CHART)
  U.S.      General     General        U.S.
Growth       Bond      Muni Debt     Taxable
Funds        Funds       Funds       Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns historically have been lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but historically their returns have been generally among the lowest of the major investment categories.

Jack Marshall, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Nicholas-Applegate Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $500 million and $5 billion. Our bottom-up growth philosophy focuses on identifying and investing in stocks meeting our criteria of sustainable, accelerating earnings growth, and market leadership. There can be no assurance that the Fund will achieve its investment objective.

Overview.
The focus of our investment philosophy is to identify companies benefiting from positive, timely and sustainable change. As a result of our disciplined search for these equity opportunities, our Growth Equity Fund invests in what we believe are the best growth stocks with strong capital appreciation potential.

Strategy Session.

Nicholas-Applegate selects stocks based on their individual merit. Using this "bottom-up" approach to investing, we consider hundreds of individual companies and invest in those we believe to be the most promising. With the narrow advance of the stock market in 1996, when just a few large-company, or "large-cap," stocks contributed disproportionately to the advance of the entire market, choosing individual stocks proved especially challenging. For example, of the nearly 6,000 stocks in the NASDAQ Composite Index, the largest five were responsible for 48.4% of the composite's return. And, according to Lipper Analytical Services, only 25% of fund managers outperformed the S&P 500.

Even among mid- and small-cap indexes, the largest stocks were the best performers. Overall, as large caps outperformed mid- and small-cap stocks during the second half of the year, the Fund's relative performance declined. Although mid-sized company and smaller-cap stocks did not perform as well as large caps in 1996, they retained attractive fundamentals. They are expected to provide greater earnings growth than large company stocks in 1997 at lower prices, relative to earnings.

During the first half of the year, we sold many of our holdings in the health care sector as shrinking margins and increased competition led to concerns about the sustainability of earnings growth. We added positions in companies in the retail, telecommuni-cations and energy sectors. At year end, tough retail sales and fewer shopping days than normal in the Thanksgiving-to-Christmas season led to some disappointments in the department store and specialty retail store areas, causing retail stocks to lag. Our stock selection within the telecommuni-cations equipment area impacted returns positively.

The addition of energy stocks to the portfolio also benefited returns. In general, the energy sector performed well above expectations.

Our significant exposure in technology holdings (13% at year end) as well as our individual stock selection in this area contributed significantly to the portfolio's total return for the year.

   Portfolio Breakdown.
Expressed as a percentage of
total investments as of 12/31/96.
        (PIE CHART)

What Went Well.
Technology stocks added to the Fund's performance throughout the year with the exception of a brief drop during the summer's market correction. In fact, two of the Fund's top performers -- Dell Computer and Intel -- were technology stocks. Intel steadily increased more than 100% for the year; Dell Computer gained more than 400% for the year. In addition, our stock selection in the software industry further contributed to the Fund's gains.

Increasing our weighting in Financial Services also helped as SunAmerica, an independent financial services firm, ended the year as one of the Fund's best performing stocks.

With the high demand for oil lifting prices to their highest levels since the Gulf War, Fund returns benefited from our oil-related holdings. Ensco International Inc., a company that provides contract drilling services and marine transportation in the Gulf of Mexico, the North Sea and offshore Venezuela and Southeast Asia, was a top performer for the fourth quarter.

And Not So Well.
Specialty chains did not fare well this year. For example, Toys R Us was hurt by sluggish retail sales, particularly during the holidays. The company's earnings subsequently fell short of expectations.

Apparel stocks were similarly affected by companies' earnings disappointments. Lower-than-expected holiday sales gains, due to the shortened shopping season, negatively impacted such holdings as Tommy Hilfiger, and Nautica.

Health care stocks also were poor performers. We reduced positions in such companies as Watson Pharmaceuticals Inc. and Pfizer Inc. and virtually eliminated holdings in some health care industries, such as hospitals, managed health care, and medical supplies.

Five Largest
Holdings.
2.2%      Intel Corp.
          Electronic Components
2.1       Jones Apparel Group, Inc.
          Apparel & Textiles
2.0       Parametric Technology Corp.
          Computer Software
1.9       Dell Computer Corp.
          Computers-Services
1.9       Nokia Corp. (ADR)
          Telecommunications

Expressed as a percentage of total net assets as of 12/31/96.

Looking Ahead.
Although Fund performance declined in the fourth quarter, it was up 16% for the year. The strength of the Fund's fundamental characteristics gives us optimism. For example, the median earnings growth rate for stocks in the Fund was 31.64% at year-end versus the expected 11.8% earnings gain for the stocks of the S&P
500.  We believe shareholders will continue to benefit from exposure to what we believe to be some of the country's most promising growth companies. We retain strict adherence to the investment disciplines, which have guided our long-term performance.
-------------------------------------------------------------------------------
                                                                              1

NICHOLAS-APPLEGATE FUND, INC.                Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND        December 31, 1996

Shares       Description                Value
                                        (Note 1)
             COMMON STOCKS--93.8%
             CAPITAL GOODS--27.4%
             Computers-Services--6.0%
 80,900      Compaq Computer Corp.*       $    6,006,825
169,600      Dell Computer Corp.*              9,010,000
170,000      EMC Corporation *                 5,631,250
137,700      Gateway 2000 Inc.*                7,375,556
                                          --------------
                                              28,023,631
                                          --------------
             Electronic Components--7.1%
198,500      CompUSA Inc.*                     4,094,063
150,500      FORE Systems, Inc.*               4,947,687
 78,000      Intel Corp.                      10,213,125
260,000      Tech Data Corp.*                  7,117,500
150,000      Vitesse Semiconductor Corp.*      6,825,000
                                          --------------
                                              33,197,375
                                          --------------
             Retail Specialty Chain--3.5%
165,100      Borders Group, Inc.*              5,922,962
162,500      Consolidated Stores Corp.*        5,220,313
178,800      Toys "R" Us, Inc.*                5,364,000                                        --------------
                                              16,507,275
                                          --------------
             Telecommunication--10.8%
220,000      ADC Telecommunications, Inc.*     6,847,500
110,000      Andrew Corp.*                     5,836,875
 91,900      Ascend Communications, Inc.*      5,709,287
196,900      Ericsson (L.M.)
                Telephone Co., Inc. (ADR)      5,943,919
 92,000      LCI International, Inc.*          1,978,000
265,000      NEXTEL Communications, Inc.*      3,461,563
151,900      Nokia Corp. (ADR)                 8,753,237
190,400      Teleport Communications
                Group Inc.*                    5,807,200
170,000      Tellabs, Inc.*                    6,396,250
                                          --------------
                                              50,733,831
                                          --------------
             CONSUMER NON-DURABLES--17.3%
             Airlines--1.4%
105,700      UAL Corporation*                  6,606,250
                                          --------------
             Drugs & Healthcare--10.2%
195,600      Biogen, Inc.*                 $   7,579,500
120,800      Boston Scientific Corp.*          7,248,000
129,650      Cardinal Health, Inc.             7,552,112
167,100      Dura Pharmaceuticals, Inc.*       7,979,025
156,300      HEALTHSOUTH Corp.*                6,037,088
110,000      Oxford Health Plans, Inc.*        6,441,875
121,300      Vertex Pharmaceuticals, Inc.*     4,882,325
                                          --------------
                                              47,719,925
                                          --------------
             Hotels & Restaurants--0.6%
180,900      Host Marriott Corp.*              2,894,400
                                          --------------
             Leisure And Recreation--3.6%
160,000      Harley-Davidson Inc.              7,520,000
350,000      International Game Tech., Inc.    6,387,500
164,300      WMS Industries, Inc.*             3,286,000
                                          --------------
                                              17,193,500
                                          --------------
             Retail-Services--1.5%
225,900      CUC International Inc.*           5,365,125
 39,700      Kohl's Corp.*                     1,558,225
                                          --------------
                                               6,923,350
                                          --------------
             ENERGY--13.3%
             Oil & Gas-Production/Pipeline--9.9%
155,000      BJ Services Co.*                  7,905,000
138,900      Burlington Resources, Inc.        6,997,087
119,500      Diamond Offshore
                Drilling, Inc.*                6,811,500
153,100      Pogo Producing Co.                7,233,975
175,000      Smith International, Inc.*        7,853,125
 50,200      United Meridian Corp.*            2,597,850
192,750      Williams Cos., Inc.               7,228,125
                                          --------------
                                              46,626,662
                                          --------------
             Oil Services--3.4%
180,000      ENSCO International Inc.*         8,730,000
103,500      Western Atlas, Inc.*              7,335,563
                                          --------------
                                              16,065,563
                                          --------------

See Notes to Financial Statements             -2-

NICHOLAS-APPLEGATE FUND, INC.                Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND        December 31, 1996

Shares       Description                Value
                                        (Note 1)
             ENVIRONMENTAL SECTOR--3.3%
             Pollution Control
             Equipment & Service--3.3%
239,700      Republic Industries, Inc.*    $   7,475,644
245,680      USA Waste Services, Inc.*         7,831,050
                                          --------------
                                              15,306,694
                                          --------------
             FINANCIAL SERVICES--11.3%
             Financial/Business Services--11.3%
160,000      APAC Teleservices Inc.*           6,140,000
166,100      Associates First Capital Corp.    7,329,163
139,400      Danka Business
                Systems PLC (ADR)              4,931,275
210,000      Equifax, Inc.                     6,431,250
162,000      Green Tree Financial Corp.        6,257,250
 86,800      MGIC Investment Corp.             6,596,800
233,800      Money Store, Inc. (The)           6,458,725
196,600      SunAmerica, Inc.                  8,724,125
                                          --------------
                                              52,868,588
                                          --------------
             GENERAL BUSINESS--8.2%
             Apparel & Textiles--8.2%
104,000      Gucci Group NV (ADR)              6,643,000
257,000      Jones Apparel Group, Inc.*        9,605,375
232,200      Mohawk Industries, Inc.*          5,108,400
216,900      Nautica Enterprises, Inc.*        5,476,725
 78,700      NIKE, Inc.                        4,702,325
149,300      Tommy Hilfiger Corp.*             7,166,400
                                          --------------
                                              38,702,225
                                          --------------
             TECHNOLOGY SECTOR--13.0%
             Computer Hardware--1.1%
205,800      Sun Microsystems, Inc.*           5,286,488
                                          --------------
             Computer-Software--11.9%
174,000      BMC Software Inc.*                7,199,250
202,400      Cambridge Technology
                Partners, Inc.*                6,793,050
 89,400      Computer Associates
                International, Inc.        $   4,447,650
124,300      McAfee Associates, Inc.*          5,469,200
 44,200      Microsoft Corp.*                  3,652,025
112,000      Netscape
                Communications Corp.*          6,370,000
181,400      Parametric Technology Corp.*      9,319,425
166,200      Rational Software Corp.*          6,575,287
130,000      Synopsys, Inc.*                   6,012,500
                                          --------------
                                              55,838,387
                                          --------------
             Total common stocks
               (cost $347,551,519)           440,494,144
                                          --------------
Principal
 Amount
  (000)
             SHORT-TERM INVESTMENTS--6.7%
             Commercial Paper--6.7%
             American Electric Power Co., Inc.
$ 8,032         6.55%, 1/2/97                  8,030,539
             Merrill Lynch & Co., Inc.
 23,128         6.50%, 1/2/97                 23,123,824
                                          --------------
                                              31,154,363
             Other
    115      Seven Seas Money Market Fund        115,004
                                          --------------
             Total short-term investments
                (cost $31,269,367)            31,269,367
                                          --------------
             Total Investments--100.5%
                (cost $378,820,886; Note 4)  471,763,511
             Liabilities in excess of other
                assets--(0.5%)                (2,140,504)
                                          --------------
             Net Assets--100%               $469,623,007
                                          --------------
                                          --------------

--------------
* Non-income producing security.
ADR--American Depository Receipt
                                  -3-  See Notes to Financial Statements

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Assets and Liabilities

Assets                                                December 31, 1996
Investments, at value (cost $378,820,886)                     $471,763,511
Cash                                                                43,789
Receivable for Fund shares sold                                  2,281,118
Receivable for investments sold                                  2,192,400
Dividends and interest receivable                                   45,558
Deferred expenses and other assets                                   9,533
                                                              ------------
     Total assets                                              476,335,909
                                                              ------------
Liabilities
Payable for investments purchased                                4,529,796
Payable for Fund shares reacquired                               1,134,247
Management fee payable                                             380,075
Accrued expenses                                                   357,364
Distribution fee payable                                           299,377
Directors' fees payable                                             12,043
                                                              ------------
     Total liabilities                                           6,712,902
                                                              ------------
Net Assets                                                   $ 469,623,007
                                                              ------------
                                                              ------------
Net assets were comprised of:
  Common stock, at par                                       $     318,347
  Paid-in capital in excess of par                             355,155,899
                                                              ------------
                                                               355,474,246
  Accumulated net realized gain on investments                  21,206,136
  Net unrealized appreciation on investments                    92,942,625
                                                              ------------
Net assets, December 31, 1996                                 $469,623,007
                                                              ------------
                                                              ------------
Class A:
  Net asset value and redemption price per share
    ($145,120,322 / 9,417,367 shares of common stock
    issued and outstanding)                                         $15.41
  Maximum sales charge (5% of offering price)                           81
                                                                    -------
  Maximum offering price to public                                  $16.22
                                                                    -------
Class B:
  Net asset value, offering price and redemption price per share
    ($317,767,563 / 21,952,085 shares of common stock
    issued and outstanding)                                         $14.48
                                                                    -------
                                                                    -------
Class C:
  Net asset value, offering price and redemption price per share
    ($6,735,122 / 465,271 shares of common stock
    issued and outstanding)                                         $14.48
                                                                    -------
                                                                    -------

See Notes to Financial Statements	-4-

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Operations

                                                      Year Ended
                                                   December 31, 1996
                                                  -------------------
Net Investment Loss
Income
 Dividends (net of foreign withholding taxes of
    $12,568)                                          $    927,752
Interest                                                 1,210,222
                                                      ------------
      Total income                                       2,137,974
                                                      ------------
Expenses
      Management fees                                    4,251,372
      Distribution fee -- Class A                          246,258
      Distribution fee -- Class B                        3,048,413
      Distribution fee -- Class C                           58,615
      Transfer agent's fees and expenses                   616,000
      Reports to shareholders                              144,000
      Custodian's fees and expenses                        140,000
      Registration fees                                     79,000
      Insurance expense                                     77,600
      Directors' fees                                       77,000
      Legal fees and expenses                               50,000
      Audit fees and expenses                               32,000
      Miscellaneous                                         34,360
                                                      ------------
         Total expenses                                  8,854,618
                                                      ------------
Net investment loss                                     (6,716,644)
                                                      ------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment transactions            72,328,335
Net change in unrealized appreciation/
   depreciation on investments                            (173,258)
                                                      ------------
Net gain on investments                                 72,155,077
                                                      ------------
Net Increase in Net Assets
Resulting from Operations                              $65,438,433

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Changes in Net Assets

                                              Year Ended        Year Ended
                                              December 31,      December 31,
Increase (Decrease)                               1996             1995
in Net Assets
Operations
   Net investment loss                   $    (6,716,644)      $    (5,354,509)
   Net realized gain on
    investment transactions                    72,328,335           37,652,628
   Net change in unrealized
    appreciation/depreciation
    on investments                               (173,258)          68,899,944
                                         ----------------      ---------------
  Net increase in
   net assets resulting
   from operations                             65,438,433          101,198,063
                                         ----------------      ---------------
 Net equalization debits                          --                   (25,587)
                                         ----------------      ---------------
Distributions to shareholders
  from net realized gains on
  investments
      Class A                                 (18,962,078)          (3,870,372)
      Class B                                 (44,527,983)          (9,969,062)
      Class C                                    (917,000)            (145,786)
                                         ----------------      ---------------
                                              (64,407,061)         (13,985,220)
                                         ----------------      ---------------
Fund share transactions (Note 5)
  (net of share conversions)
  Net proceeds from shares
   subscribed                                 899,616,382          497,447,785
  Net asset value of shares
   issued to shareholders in
   reinvestment of
   distributions                               58,287,125           12,582,750
  Cost of shares reacquired                  (909,300,156)        (523,457,280)
                                         ----------------      ---------------
  Net increase (decrease) in
   net assets from Fund
   share transactions                          48,603,351          (13,426,745)
                                         ----------------      ---------------
Total increase                                 49,634,723           73,760,511

Net Assets
Beginning of year                             419,988,284          346,227,773
                                         ----------------      ---------------
End of year                                $  469,623,007       $  419,988,284

See Notes to Financial Statements            See Notes to Financial Statements

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Notes to Financial Statements
Nicholas-Applegate Growth Equity Fund (the "Fund") is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.
      The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or excercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500.

Note 1. Accounting              The following is a summary
Policies                        of significant accounting
                                policies followed by the
                                Fund in the preparation of
its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.
     In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $25,587 undistributed net investment income at December 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.
Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

  Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended December

31, 1996 the Fund decreased accumulated net investment loss by $6,716,644, and decreased paid-in capital by $6,716,644 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.
Note 2. Agreements                          The Fund has a management
                                            agreement with Prudential
Mutual Fund Management, LLC ("PMF"). Pursuant to the management agreement,
PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ("NACM");
NACM furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PMF, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PMF is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PMF pays
NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1996 PMF earned $4,251,372 in management fees of which it paid $3,358,584 to NACM under the foregoing agreements.
      The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly.
      Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .18 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1996.
      PSI has advised the Fund that it has received approximately $268,300 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to PRUCO Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
      PSI advised the Fund that for the year ended December 31, 1996, it received approximately $721,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
      PSI, PMF and ("Prusec") are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America. ("Prudential")
      The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997.
Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

Note 3. Other                              Prudential Mutual Fund
Transactions                               Services, LLC ("PMFS"), a
with Affiliates                            wholly-owned subsidiary of
                                           PMF, serves as the Fund's
transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $590,000 for the services of PMFS, of which approximately $52,700 was owed as of December 31, 1996. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.

Note 4. Portfolio                       Purchases and sales of invest-
Securities                              ment securities, other than
                                        short-term investments, for
the year ended December 31, 1996 aggregated $487,250,242 and $524,967,988, respectively.
    The cost basis of investments for federal income tax purposes at December 31, 1996 was $378,829,945 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $92,933,566 (gross unrealized appreciation--$100,985,442; gross unrealized depreciation--$8,051,876).
Note 5. Capital                        The Fund offers Class A, Class
                                       B and Class C shares. Class A
shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
      The Fund has authorized 100 million shares of common stock at $.01 par value per share equally divided into three classes, designated Class A, Class B and Class C shares.

Transactions in shares of common stock were as follows:

Class A                                      Shares            Amount
---------                                   --------          --------
Year ended December 31, 1996:
Shares sold                                45,256,796      $   735,771,997
Shares issued in reinvestment
  of dividends and distributions              983,300           15,498,673
Shares reacquired                         (45,642,294)        (743,356,355)
                                        -------------       ---------------
Net increase in shares
  outstanding before conversion               597,802            7,914,315
Shares issued upon conversion
  from Class B                                628,501           10,055,961
                                        -------------       ---------------
Net increase in shares
   outstanding                              1,226,303      $    17,970,276
                                        -------------       ---------------
                                        -------------       ---------------
Year ended December 31, 1995:
Shares sold                                24,651,915       $   348,256,276
Shares issued in reinvestment of
    dividends and distributions               215,625             3,115,781
Shares reacquired                         (25,323,931)         (359,037,322)
Net decrease in shares
   outstanding before conversion             (456,391)           (7,665,265)
Shares issued upon conversion
   from Class B                             1,302,983            16,471,726
Net increase in shares
  outstanding                                 846,592      $      8,806,461
Class B
--------
Year ended December 31, 1996:
Shares sold                                10,219,707      $   155,199,983
Shares issued in reinvestment of
  distributions                             2,823,157           41,917,160
Shares reacquired                         (10,486,306)        (158,450,669)
                                        -------------       ---------------
Net increase in shares
  outstanding before conversion             2,556,558           38,666,474
Shares reacquired upon
  conversion into Class A                    (664,025)         (10,055,961)
                                        -------------       ---------------
Net increase in shares
   outstanding                              1,892,533      $     28,610,513
                                        -------------       ---------------
                                        -------------       ---------------

Class B                                      Shares            Amount
---------                                   --------          --------
Year ended  December 31, 1995:
Shares sold                               10,704,150       $   145,320,817
Shares issued in reinvestment of
  distributions                              675,282             9,325,642
Shares reacquired                        (12,198,113)         (163,546,779)
                                        -------------      ---------------
Net decrease in shares
  outstanding before conversion             (818,681)            (8,900,320)
Shares reacquired upon
  conversion into Class A                 (1,354,574)           (16,471,726)
                                        -------------       ---------------
Net decrease in shares
   outstanding                            (2,173,255)       $   (25,372,046)
                                        -------------       ---------------
                                        -------------       ---------------
Class C
---------
Year ended December 31, 1996:
Shares sold                                 564,965        $     8,644,402
Shares issued in reinvestment of
   distributions                             58,630                871,292
Shares reacquired                          (496,192)            (7,493,132)
                                        -------------       ---------------
Net increase in shares
   outstanding                              127,403        $     2,022,562
                                        -------------       ---------------
                                        -------------       ---------------
Year ended December 31, 1995:
Shares sold                                  297,211       $     3,870,692
Shares issued in reinvestment of
  distributions                               10,241               141,327
Shares reacquired                            (64,764)             (873,179)
                                        -------------       ---------------
Net increase in shares
   outstanding                               242,688       $     3,138,840
                                        -------------       ---------------
                                        -------------       ---------------

Note 6. Distributions                         On February 7, 1997, the
                                              Board of Directors of the
Fund declared a long-term capital distribution of $0.509 per share for Class A, B and C shares respectively, payable on February 28, 1997 to shareholders of record on February 14, 1997.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                                                Class A
                                             ----------------------------------------------------------------------------
                                                                      Year Ended December 31,
                                             ----------------------------------------------------------------------------
                                                1996           1995(a)         1994(a)          1993(a)         1992(a)
                                            -----------      ----------      ----------      ------------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year          $     15.18      $    11.99      $    13.56      $    12.77      $    11.73
                                            -----------      ----------      ----------      ------------    -----------
Income from investment operations:
Net investment loss                               (0.14)          (0.11)          (0.07)          (0.07)          (0.07)
Net realized and unrealized gain (loss) on
   investment transactions                         2.64            3.82           (1.19)           2.63            1.11
                                             -----------      ----------      ----------      ------------    -----------
      Total from investment operations             2.50            3.71           (1.26)           2.56            1.04

Less distributions:
Distributions from net realized gains from
  investment transactions                        (2.27)           (0.52)         (0.31)           (1.77)             --
                                            -----------      ----------      ----------      ------------    -----------
     Total distributions                         (2.27)           (0.52)         (0.31)           (1.77)             --
                                            -----------      ----------      ----------      ------------    -----------
Net asset value, end of year                $    15.41       $    15.18      $    11.99      $    13.56      $    12.77
                                            -----------      ----------      ----------      ------------    -----------
                                            -----------      ----------      ----------      ------------    -----------
TOTAL RETURN(b):                                  16.45%          31.20%         (9.53)%           20.26%          8.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                  $145,120        $124,340      $  88,069         $  97,596      $  84,169
Average net assets (000)                       $136,482        $109,740      $  93,620         $  90,332      $  74,005
Ratios to average net assets:
      Expenses, including distribution fee         1.41%           1.44%          1.49%(d)          1.42%(d)       1.54%(d)
      Expenses, excluding distribution fee         1.23%           1.27%          1.32%(d)          1.30%(d)       1.44%(d)
      Net investment loss                         (0.93)%         (0.83)%        (0.59)%           (0.53)%        (0.63)%
For Class A, B and C shares:
Portfolio turnover rate(c)                          113%            106%           110%              112%           107%
Average commission rate paid per share           $.0588          $.0592            N/A               N/A            N/A

---------------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Current year amounts have been restated from prior periods presentation. N/A -- Not available
                                -9-      See Notes to Financial Statements

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                                               Class B
                                          ------------------------------------------------------------------------------
                                                                      Year Ended December 31,
                                          ------------------------------------------------------------------------------
                                               1996            1995(a)         1994(a)          1993(a)        1992(a)
                                            -----------      ----------      ----------      ------------    -----------
PER SHARE
OPERATING PERFORMANCE:
Net asset value, beginning of year             $14.49       $    11.56      $    13.18      $    12.56      $    11.65
                                            -----------      ----------      ----------      ------------    -----------
Income from investment operations:
Net investment loss                             (.24)            (0.22)          (0.17)          (0.18)          (0.16)
Net realized and unrealized gain (loss) on
  investment transactions                       2.50              3.67           (1.14)           2.57            1.07
                                            -----------      ----------      ----------      ------------    -----------
    Total from investment operations            2.26              3.45           (1.31)           2.39            0.91
                                            -----------      ----------      ----------      ------------    -----------
Less distributions:
Distributions from net realized gains from
    investment transactions                    (2.27)            (0.52)          (0.31)          (1.77)           --
                                            -----------      ----------      ----------      ------------    -----------
    Total distributions                        (2.27)            (0.52)          (0.31)          (1.77)           --
                                            -----------      ----------      ----------      ------------    -----------
Net asset value, end of year                  $14.48        $    14.49      $    11.56      $    13.18        $    12.56
                                            -----------      ----------      ----------      ------------    -----------
                                            -----------      ----------      ----------      ------------    -----------
TOTAL RETURN(b):                               15.54%            30.11%         (10.20)%         19.21%            7.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)               $317,768          $290,751        $257,059        $252,911          $123,306
Average net assets (000)                    $304,841          $265,597        $261,285        $179,456         $  80,531
Ratios to average net assets:
      Expenses, including distribution fee      2.23%             2.27%           2.32%(c)        2.30%(c)          2.44%(c)
      Expenses, excluding distribution fee      1.23%             1.27%           1.32%(c)        1.30%(c)          1.44%(c)
      Net investment loss                      (1.75)%           (1.66)%         (1.39)%         (1.40)%           (1.56)%

----------------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Current year amounts have been restated from prior periods presentation.
See Notes to Financial Statements                  -10-

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                               Class C
                                         ------------------------------------------------------
                                                                                August  1,
                                                                                1994(c)
                                            Year Ended December 31,              Through
                                         --------------------------            December 31,
                                            1996            1995(a)              1994(a)
                                        -----------       ----------         ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $    14.49        $    11.56            $    11.62

Income from investment operations:
Net investment loss                          (0.22)            (0.22)                (0.05)
Net realized and unrealized gain (loss) on
  investment transactions                     2.48              3.67                 (0.01)
                                        -----------       ----------            ------------
      Total from investment operations        2.26              3.45                 (0.06)
                                        -----------       ----------            ------------
Less distributions:
Distributions from net realized gains from
  investment transactions                    (2.27)            (0.52)                  --
                                        -----------       ----------            ------------
  Total distributions                        (2.27)            (0.52)                  --
                                        -----------       ----------            ------------
Net asset value, end of period          $    14.48        $    14.49             $    11.56
                                        -----------       ----------            ------------
                                        -----------       ----------            ------------
TOTAL RETURN(b):                             15.54%            30.11%                (0.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $    6,735        $    4,897              $  1,100
Average net assets (000)                $    5,862        $    2,961              $    225
Ratios to average net assets:
  Expenses, including distribution fee        2.23%             2.27%                 6.23%(d)(e)
  Expenses, excluding distribution fee        1.23%             1.27%                 5.23%(d)(e)
     Net investment loss                     (1.75)%           (1.63)%               (3.36)%(d)

(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads.  total return is calculated assuming purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Commencement of offering Class C shares.
(d) Annualized.
(e) Current year amounts have been restated from prior periods presentation.
                                    -11-      See Notes to Financial Statements

                  R E P O R T   O F   I N D E P E N D E N T   A U D I T O R S
To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Nicholas-Applegate Growth Equity Fund for each of the three years in the period ended December 31, 1994 for Class A and Class B shares, and for the period from August 1, 1994 (commencement of investment operations) to December 31, 1994 for Class C Shares, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Los Angeles, California
February 3, 1997

                              T A X   I N F O R M A T I O N
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1996, the Fund paid a long-term capital gains distribution for Class A, Class
B and Class C shares of $2.27 per share which is taxable as such.
We wish to advise you that the corporate dividends received deduction for the Fund is zero. For the purpose of preparing your annual federal income tax return you should report the amounts reflected on the appropriate Form 1099-DIV or substitute 1099.

See Notes to Financial Statements      -12-

Comparing A $10,000 Investment.
Nicholas-Applegate Growth Equity Fund vs.
the S&P 500 Index.

// Nicholas-Applegate Growth Equity Fund
-- S&P 500 Index

Average Annual
Total Returns
With Sales Load                Class A
12.2% Since Inception          (CHART)
11.5% for 5 Years
10.6% for 1 Year

Without Sales Load
12.8% Since Inception
12.6% for 5 Years
16.5% for 1 Year

Average Annual
Total Returns
With Sales Load                Class B
15.1% Since Inception          (CHART)
11.5% for 5 Years
10.5% for 1 Year

Without Sales Load
15.2% Since Inception
11.7% for 5 Years
15.5% for 1 Year

Average Annual
Total Returns
With Sales Load                Class C
18.1% Since Inception          (CHART)
14.5% for 1 Year

Without Sales Load
18.1% Since Inception
15.5% for 1 Year

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Nicholas-Applegate Growth Equity Fund (Class A, Class B and Class C) with a similar investment in the Standard & Poor's 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1987 for Class A shares, in 1991 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York
Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
(LOGO)

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Jack C. Marshall, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert E. Carlson, Assistant Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Ernst & Young LLP
515 South Flower Street
Los Angeles, California 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker
555 South Flower Street
Los Angeles, California 90017

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

653698209                MF151E
653698308                Cat. #4443715
653698407